UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 25, 2017

STONEGATE MORTGAGE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	001-36116	34-1194858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9190 Priority Way West Drive, Suite 300

Indianapolis, Indiana 46240

(Address of principal executive offices)

Registrant’s telephone number, including area code: (317) 663-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On January 26, 2017, Stonegate Mortgage Corporation, an Ohio corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Home Point Financial Corporation, a New Jersey Corporation (“Home Point”) and Longhorn Merger Sub, Inc. an Ohio corporation and wholly owned subsidiary of Home Point (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company, with the Company as the surviving entity (the “Merger”). The Merger Agreement was unanimously approved by the Board of Directors of the Company.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time, except for certain excluded shares, will be automatically converted into the right to receive $8.00 in cash without interest (the “Merger Consideration”). In addition, subject to the terms and conditions of the Merger Agreement and except as otherwise agreed between a holder and Home Point, at the Effective Time: (1) each outstanding option to purchase shares of Company Common Stock granted by the Company will fully vest and be converted automatically into the right to receive an amount in cash without interest equal to the product of (x) the number of shares of Company Common Stock subject to such option, multiplied by (y) the excess, if any, of the Merger Consideration over the exercise price per share of such option; and (2) each outstanding restricted stock unit subject only to service-based vesting conditions granted by the Company will fully vest and be converted automatically into the right to receive an amount in cash without interest equal to the product of (x) the number of shares of Company Common Stock subject to such unit, multiplied by (y) the Merger Consideration.

The Merger Agreement contains representations and warranties from each of the Company, Home Point and Merger Sub. The Company has agreed to various covenants, including, among others, covenants relating to the Company’s obligation (1) to conduct its business in the ordinary course and to refrain from engaging in certain activities during the interim period between the execution of the Merger Agreement and the Effective Time, (2) to call a meeting of its stockholders to adopt the Merger Agreement and, subject to certain exceptions, the obligation on the part of its Board of Directors to recommend that its stockholders adopt the Merger Agreement, and (3) not to solicit, initiate, knowingly encourage or knowingly facilitate any alternative acquisition proposals, subject to customary exceptions. The Company and Home Point have agreed to use their reasonable best efforts to prepare and file all applications, notices, and other documents to obtain all necessary consents and approvals for consummation of the transactions contemplated by the Merger Agreement.

The completion of the Merger is subject to various conditions, including, among others, (1) the adoption of the Merger Agreement by the Company’s stockholders, (2) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or making the consummation of the Merger illegal, (3) the expiration or earlier termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (4) the receipt of certain other required regulatory approvals. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party and (2) performance in all material respects by the other party of its obligations under the Merger Agreement.

The Merger Agreement provides certain termination rights for both the Company and Home Point and further provides that a termination fee in the amount of $7,250,000 will be payable by the Company to Home Point in connection with the termination of the Merger Agreement under certain circumstances, including if the Company terminates the Merger Agreement in order to accept a superior proposal (as defined in the Merger Agreement).

Certain stockholders, directors and executive officers of the Company with the power to vote approximately 36% of the outstanding Company Common Stock in the aggregate have entered into voting agreements with Home Point to vote in favor of, and otherwise support, the Merger Agreement and the transactions contemplated by the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or Home Point, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Home Point, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Company’s proxy statement, as well as in the Form 10-K, Forms 10-Q and other filings that the Company makes with the Securities and Exchange Commission (“SEC”).

Item 5.03	Amendments to Articles of Incorporation Or Bylaws.

On January 25, 2017 the Board of Directors of the Company amended and restated, effective immediately, the Company’s Third Amended and Restated Code of Regulations (the “Regulations”) to add Article VII, which provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s shareholders, (c) any action asserting a claim against the Company or any director, officer or other employee of the Company arising pursuant to any provision of the Ohio General Corporation Law, the Third Amended and Restated Articles of Incorporation of the Company or the Regulations (in each case, as they may be amended from time to time), or (d) any action asserting a claim against the Company or any director, officer or other employee of the Company governed by the internal affairs doctrine will be a state court located in Franklin County, in the State of Ohio (or, if no state court located within Franklin County in the State of Ohio has jurisdiction, the federal district court for the Southern District of Ohio).

The foregoing description of the Regulations is qualified in its entirety by reference to the full text of the Code of Regulations of the Company, which is filed as Exhibit 3.1 to this Form 8-K and is hereby incorporated by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are intended to be protected by the safe harbor provided therein. We generally identify forward-looking statements, particularly those statements regarding the benefits of the proposed Merger between Home Point and the Company, the anticipated timing of the transaction and the business of each company, by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” “strategy,” “future,” “opportunity,” “will likely result” or the negative version of those words or other comparable words. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this Current Report on Form 8-K, including, but not limited to: the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company Common Stock; required governmental approvals of the Merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule; the Company’s stockholders may fail to approve the Merger; the parties to the Merger Agreement may fail to satisfy other conditions to the completion of the Merger, or may not be able to meet expectations regarding the timing and completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results, and business generally; risks that the proposed Merger disrupts current plans and operations of the Company and potential difficulties in the Company’s employee retention as a result of the Merger; risks related to diverting management’s attention from the Company’s ongoing business operations; the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Merger; the amount of unexpected costs, fees, expenses and other charges related to the Merger; the impact of changes in interest rates; and political instability. For additional factors that could materially affect our financial results and our business generally, please refer to the Company’s filings with the SEC, including but not limited to, the factors, uncertainties and risks described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Company undertakes no obligation to revise these statements following the date of this Current Report on Form 8-K, except as required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed Merger between the Company and Home Point. In connection with the Merger, the Company intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain copies of the documents, when filed, free of charge at the SEC’s website (http://www.sec.gov). Investors and stockholders may also obtain copies of documents filed by the Company with the SEC by writing to Stonegate Mortgage Corporation, Attention: Secretary, 9190 Priority Way West Drive, Suite 300, Indianapolis, IN 46240, United States, or by visiting the Company’s website (www.stonegatemtg.com).

Participants in Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of the Company Common Stock in connection with the proposed Merger. Information about the Company’s directors and executive officers is available in the Company’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on May 19, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed Merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated January 26, 2017, by and among Stonegate Mortgage Corporation, Home Point Financial Corporation and Longhorn Merger Sub, Inc.

3.1	Fourth Amended and Restated Code of Regulations of Stonegate Mortgage Corporation

*	Certain exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STONEGATE MORTGAGE CORPORATION (Registrant)

By:	/s/ James V. Smith
Name: James V. Smith
Title: Chief Executive Officer

Dated: January 27, 2017

Exhibit Index

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated January 26, 2017, by and among Stonegate Mortgage Corporation, Home Point Financial Corporation and Longhorn Merger Sub, Inc

3.1	Fourth Amended and Restated Code of Regulations of Stonegate Mortgage Corporation

*	Certain exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.